SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 1998

                                   NOHIV, INC.
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             (Exact name of Registrant as specified in its charter)


                                     Nevada
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          (State or other jurisdiction of Incorporation or organization



      33-55254-21                                        87-0438453
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(Commission File Number)                  (I.R.S. Employer Identification No.)

 1508 Brookhollow Drive, Suite 354, Santa Ana, California             92705
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 (Address of principal executive offices)                           (Zip Code)

                                 (714) 429-1041
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              (Registrant's telephone number, including area code)

Bonito Industries, Inc., 3098 South Highland Dr. #460, Salt Lake City, UT 84106
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          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     (a) Dismissal of independent accountants.

     (i) On January 8, 1998, the Registrant dismissed Smith & Company as the independent auditors for the Registrant. The dismissal of Smith & Company was not as a result of any disagreement with the Registrant but simply as a result of the recent change of control of the Registrant, as reported in the Current Report on Form 8-K filed on August 27, 1997.

     (ii) None of the principal accountant's report on the financial statements of the Registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) Not applicable.

     (iv) During the preceding two years and any subsequent interim period preceding their dismissal, the Registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     (v) None of the kinds of events  listed in paragraph  (a)(1)(v)(A)  through
(D) of Regulation S-k Item 304 occurred during the two most recent fiscal years and any subsequent interim periods.

     (b) Engagement of New Independent Accountants.

     On January 8, 1998, the Registrant's board of Directors formally engaged Jones, Jensen & Company of Salt Lake City, Utah, as its new principal accountants (the "new accounting firm") to audit the Registrant's financial statements.

     The Registrant, during the two most recent fiscal years and any subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c) Exhibits.

     Letter from Smith & Company re change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                        NOHIV, INC.
                                        (Registrant)


Date: January 8, 1998                   /S/  Axel J. Kutscher
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                                        By: Axel J. Kutscher
                                        Its:  President, Secretary and
                                              Chief Financial Officer

                                 SMITH & COMPANY

January 8, 1998

Mr. Axel J. Kutscher, President
NOHIV, Inc.
1508 Brookhollow Drive
Suite 354
Santa Ana, California 92705

Dear Mr. Kutscher:

This is to confirm that the client-auditor relationship between NOHIV, Inc., (SEC File No. 33-55254-21) and Smith & Company has ceased, effective November 24, 1997. This also confirms that we have read Item 4 of the Current Report on 8-K dated January 8, 1998 for NOHIV, Inc., and agree with the statements contained therein.


Very truly yours,

Smith & Company

/S/  William R. Denney
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By:  William R. Denney